THE ADVISORS' INNER CIRCLE FUND

                            Investment Adviser:
                            CLOVER CAPITAL MANAGEMENT, INC.

The Advisors' Inner Circle Fund (the "Fund") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (each, a "Portfolio" and collectively "Portfolios"), each of which is a separate series of the Fund.

      . CLOVER CAPITAL EQUITY VALUE FUND
      . CLOVER CAPITAL FIXED INCOME FUND
      . CLOVER CAPITAL SMALL CAP VALUE FUND

This Prospectus sets forth concisely the information about the Fund and each Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 28, 1996 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 28, 1996

2
                                    SUMMARY

The following summary provides basic information about the Clover Capital Equity Value Fund (the "Equity Value Portfolio"), the Clover Capital Fixed Income Fund (the "Fixed Income Portfolio") and The Clover Capital Small Cap Value Fund (the "Small Cap Value Portfolio"). Each Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES? The Equity Value Portfolio seeks long-term total return by investing in a diversified portfolio of equity securities that, in the Adviser's opinion, are undervalued relative to the market or the historic valuation of such securities. The Fixed Income Portfolio seeks a high level of income consistent with reasonable risk to capital by investing in a diversified portfolio of fixed income securities. There can be no assurance that a Portfolio will achieve its investment objective. The Small Cap Value Portfolio seeks long-term total return by investing in a diversified portfolio of equity securities of domestic issuers with market capitalizations of $750 million or less that, in the Adviser's opinion, are undervalued relative to the market or the historic valuation of such securities.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIOS? The investment policies of the each Portfolio entail certain risks and considerations of which investors should be aware. Each Portfolio invests in securities that fluctuate in value, and investors should expect the Portfolio's net asset value per share to fluctuate in value. Values of fixed income securities and, correspondingly, of mutual funds invested in such securities, such as the Portfolios, tend to vary inversely with interest rates and may be affected by other market and economic factors as well.

The Equity Value Portfolio may invest up to 25% of its net assets in non-convertible debt securities, which also may include securities of less than investment grade ("junk bonds"); these high risk securities carry increased risks of, among other things, default and market price volatility. The Fixed Income Portfolio may invest in investment grade fixed income securities that have speculative characteristics and may also invest up to 15% of its net assets in fixed income securities that are junk bonds; these high risk securities carry increased risks of, among other things, default and market price volatility. The Small Cap Value Portfolio invests in equity securities of smaller companies, which involves greater risk than is customarily associated with equity investments in larger, more established companies.

For more information about each Portfolio, see "Investment Objectives," "Investment Policies," "Risk Factors" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? Clover Capital Management, Inc. serves as the investment adviser of each Portfolio. In addition to advising each Portfolio, Clover Capital Management provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator (the "Administrator") and shareholder servicing agent of each Portfolio. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. See "The Transfer Agent."

3
WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as the distributor of each Portfolio's shares. See "The Distributor."

IS THERE A SALES LOAD? No, shares of each Portfolio are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? Each Portfolio has a minimum initial investment of $2,000, which the Distributor may waive at its discretion.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to 4:00 p.m. Eastern time. To open an account by wire, you must first call 1-800-808-4921. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. Each Portfolio also offers both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Equity Value Portfolio and Small Cap Value Portfolios is distributed in the form of quarterly dividends. The Fixed Income Portfolio distributes substantially all of its net investment income (exclusive of capital gains) in the form of dividends declared daily and paid monthly. The Fixed Income Portfolio's shares normally begin earning dividends within two Business Days after their purchase order is effective.

Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

4
                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                               EQUITY VALUE FUND
                                                               FIXED INCOME FUND
                                                            SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases.................................... None
Maximum Sales Load Imposed on Reinvested Dividends......................... None
Deferred Sales Load........................................................ None
Redemption Fees(1)......................................................... None
Exchange Fees.............................................................. None
================================================================================

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES

                                             EQUITY VALUE    FIXED    SMALL CAP
(as a percentage of average net assets)          FUND     INCOME FUND VALUE FUND
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)..........      .63%        .00%        .25%
12b-1 Fees.................................      None        None        None
Other Expenses (after reimbursements)......      .47%        .80%       1.15%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers
 and reimbursements)(2)....................     1.10%        .80%       1.40%
================================================================================

(2) The Adviser has, on a voluntary basis, waived a portion of its fee for each Portfolio and agreed to reimburse certain expenses of the Fixed Income Portfolio. The advisory fees shown reflect these voluntary waivers and reimbursements. The Adviser reserves the right to terminate its waivers and reimbursements at any time in its sole discretion. Absent fee waivers, advisory fees for the Equity Value, Fixed Income and Small Cap Value Portfolios would be .74%, .45% and .85%, respectively. Absent reimbursement of expenses, Other Expenses for the Fixed Income Portfolio would be .95%. Absent fee waivers and reimbursement of expenses total operating expenses for the Equity Value, Fixed Income and Small Cap Value Portfolios would be 1.21%, 1.40% and 2.00%, respectively. Other Expenses for the Small Cap Value Fund are based on estimated amounts for the current fiscal year. See "The Adviser."

EXAMPLE

------------------------------------------------------------------------------
                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------
An investor would pay the following expenses
  on a $1,000 investment assuming (1) 5%
  annual return and (2) redemption at the end
  of each time period
  CLOVER CAPITAL EQUITY FUND..................  $11     $35     $61     $134
  CLOVER CAPITAL FIXED INCOME.................  $ 8     $26     $44     $ 99
  CLOVER CAPITAL SMALL CAP VALUE FUND.........  $14     $44     --       --
==============================================================================

THE EXAMPLE IS BASED UPON TOTAL OPERATING EXPENSES OF EACH PORTFOLIO AFTER WAIVERS AND REIMBURSEMENTS AS SHOWN IN THE EXPENSE TABLE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of each Portfolio. Additional information may be found under "The Adviser" and "The Administrator."

5



                      [THIS PAGE INTENTIONALLY LEFT BLANK]

6
FINANCIAL HIGHLIGHTS

The following information has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 5, 1995 on the Fund's financial statements as of October 31, 1995 included in the Fund's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Fund's financial statements and notes thereto.

For a Share Outstanding Throughout the Period

                                     INCOME FROM INVESTMENT                         LESS
                                           OPERATIONS                          DISTRIBUTIONS
                                     -------------------------               ------------------
                                                    REALIZED
                                                       AND                    DISTRI-   DISTRI-
                           NET ASSET     NET       UNREALIZED       TOTAL     BUTIONS   BUTIONS
                             VALUE   INVESTMENT     GAINS OR         FROM     FROM NET   FROM     TOTAL
                           BEGINNING   INCOME       LOSSES ON     INVESTMENT INVESTMENT CAPITAL  DISRI-
                           OF PERIOD   (LOSS)      SECURITIES     OPERATIONS   INCOME    GAINS   BUTIONS
-------------------------------------------------------------------------------------------------------------
 --------------------------------
 CLOVER CAPITAL EQUITY VALUE FUND
 --------------------------------
 11/01/94 to 10/31/95       $13.74     $0.24         $ 2.46        $ 2.70     $(0.22)  $(0.93)  $(1.15)
 11/01/93 to 10/31/94       $11.94     $0.08         $ 2.01        $ 2.09     $(0.08)  $(0.21)  $(0.29)
 11/01/92 to 10/31/93       $10.45     $0.10         $ 1.54        $ 1.64     $(0.10)  $(0.05)  $(0.15)
 12/06/91(1) to 10/31/92    $10.00     $0.10         $ 0.44        $ 0.54     $(0.09)  $ 0.00   $(0.09)
 --------------------------------
 CLOVER CAPITAL FIXED INCOME FUND
 --------------------------------
 11/01/94 to 10/31/95       $ 9.14    $0.58         $ 0.77        $ 1.35     $(0.58)  $(0.02)  $(0.60)
 11/01/93 to 10/31/94       $10.85    $0.57         $(0.92)       $(0.35)    $(0.57)  $(0.79)  $(1.36)
 11/01/92 to 10/31/93       $10.23    $0.61         $ 0.72        $ 1.33     $(0.61)  $(0.10)  $(0.71)
 12/06/91(1) to 10/31/92    $10.00    $0.56         $ 0.23        $ 0.79     $(0.56)  $ 0.00   $(0.56)

(1) The Clover Capital Equity Value Fund and the Clover Capital Fixed Income Fund commenced operations on December 6, 1991.

*Annualized

7
                                                 THE ADVISORS' INNER CIRCLE FUND


                                           RATIOS AND SUPPLEMENTAL DATA
                    --------------------------------------------------------------------------
                                             RATIO OF                  RATIO OF NET
                                             EXPENSES                 INCOME (LOSS)
                                            TO AVERAGE                  TO AVERAGE
                                            NET ASSETS                  NET ASSETS
                    NET ASSETS  RATIO OF    (EXCLUDING   RATIO OF NET   (EXCLUDING
NET ASSET             END OF    EXPENSES   FEE WAIVERS    INCOME TO    FEE WAIVERS   PORTFOLIO
VALUE END   TOTAL     PERIOD   TO AVERAGE      AND       AVERAGE NET       AND       TURNOVER
OF PERIOD   RETURN    (000)    NET ASSETS CONTRIBUTIONS)    ASSETS    CONTRIBUTIONS)   RATE
--------------------------------------------------------------------------------------------------
  $15.29   21.25 %   $51,647      1.10%        1.20%         1.82%        1.72%        84.76%
  $13.74    17.8 %   $25,249      1.14%        1.30%         0.71%        0.55%        58.44%
  $11.94   15.83 %   $15,070      1.18%        1.51%         0.89%        0.56%        82.51%
  $10.45    5.94 %*  $ 9,005      1.20%*       2.09%*        1.15%*       0.26%*       31.00%
  $ 9.89   15.27 %   $14,685      0.80%        1.40%         6.13%        5.53%        35.84%
  $ 9.14   (3.54)%   $ 9,762      0.80%        1.46%         5.88%        5.22%        11.11%
  $10.85   13.40 %   $ 7,966      0.78%        1.29%         5.62%        5.11%        68.61%
  $10.23    9.05 %*  $ 8,982      0.80%*       1.76%*        6.28%*       5.32%       113.00%

8
THE FUND AND THE PORTFOLIOS

The Advisors' Inner Circle Fund (the "Fund") offers shares of a number of diversified mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each mutual fund represents an undivided proportionate interest in that mutual fund. This Prospectus offers shares of the Fund's Clover Capital Equity Value Fund (the "Equity Value Portfolio"), Clover Capital Fixed Income Fund (the "Fixed Income Portfolio") and Clover Capital Small Cap Value Portfolio (the "Small Cap Value Portfolio"). Information regarding the other mutual funds in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

INVESTMENT OBJECTIVES

EQUITY VALUE PORTFOLIO

The Equity Value Portfolio seeks long-term total return.

FIXED INCOME PORTFOLIO

The Fixed Income Portfolio seeks a high level of income consistent with reasonable risk to capital.

SMALL CAP VALUE PORTFOLIO

The Small Cap Value Portfolio seeks long-term total return.

There can be no assurance that any Portfolio will be able to achieve its investment objective.

INVESTMENT POLICIES

EQUITY VALUE PORTFOLIO

The Equity Value Portfolio will invest primarily in equity securities that Clover Capital Management, Inc. (the "Adviser") believes to be undervalued relative to the market or their historic valuation. The Adviser uses several valuation criteria to determine if a security is undervalued, including price-to-earnings ratios, price-to-cash flow ratios, price-to-sales ratios, and price-to-book value ratios. In addition, the Adviser examines "hidden values" that are not obvious in a company's financial reports, focusing on finding the current asset values or current transfer values of assets held by the company.

Under normal market conditions, the Equity Value Portfolio invests at least 70% and up to 100% of its net assets in a diversified portfolio of equity securities, including common stocks, both debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs") (up to 20% of the Equity Value Portfolio's net assets). In addition to these equity securities, the Equity Value Portfolio may also invest up to 5% of its net assets in each of warrants and rights to purchase common stocks, and up to 10% of its net assets in real estate investment trusts ("REITs"). Assets of the Equity Value Portfolio not invested in the equity securities described above may be invested in non-convertible fixed income securities and money market instruments as described below.

All of the equity securities (including ADRs) in which the Equity Value Portfolio invests are traded on registered exchanges or the over-the-counter market in the United States.

9
During periods when, or under circumstances where, the Adviser believes that the return on such securities may equal or exceed the return on equity securities, the Equity Value Portfolio may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Equity Value Portfolio may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service, Inc. ("Moody's") or unrated securities of comparable quality as determined by the Adviser. In addition, the Equity Value Portfolio may invest in securities rated D by S&P. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Under normal circumstances up to 30% of the Equity Value Portfolio's assets may be invested in the money market instruments described below in order to maintain liquidity, or if the Adviser determines that securities meeting the Equity Value Portfolio's investment objective and policies are not otherwise reasonably available for purchase.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Equity Value Portfolio may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated A-1 by S&P or Prime-1 by Moody's; repurchase agreements involving such securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments) and in cash.

FIXED INCOME PORTFOLIO

Under normal market conditions, the Fixed Income Portfolio invests at least 70% of its net assets in the following fixed income securities: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures rated in one of the four highest rating categories; and
(iii) mortgage-backed securities that are collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the two highest rating categories. The Fixed Income Portfolio will invest in such corporate bonds and debentures, CMOs or REMICs only if, at the time of purchase, the security either has the requisite rating from S&P or Moody's or is unrated but of comparable quality as determined by the Adviser. Governmental private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates. Corporate bonds rated B generally lack characteristics of desirable investment, and assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The Fixed Income Portfolio may invest its remaining assets in the following securities: (i) the money market instruments described below; (ii) asset-backed securities rated A or higher by S&P or Moody's; (iii) debt securities rated below investment grade (i.e., rated lower than BBB by S&P or Baa by Moody's), but not lower than B- by S&P or B3 by Moody's, or if unrated, determined by the Adviser to be of comparable quality at the time of purchase (up to 15% of

10
the Fixed Income Portfolio's net assets including downgraded securities); (iv) debt securities convertible into common stocks (up to 10% of the Fixed Income Portfolio's net assets); (v) U.S. dollar denominated fixed income securities issued by foreign corporations or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and (vi) U.S. dollar denominated obligations of supranational entities traded in the United States. For additional information on corporate bond ratings, see the Appendix to the Statement of Additional Information.

The relative proportions of the Fixed Income Portfolio's net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Fixed Income Portfolio invests. In addition, the Fixed Income Portfolio may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation. The Adviser does not seek to achieve the Fixed Income Portfolio's investment objective by forecasting changes in the interest rate environment.

In the event any security owned by the Fixed Income Portfolio is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security.

The Fixed Income Portfolio may enter into forward commitments or purchase securities on a when-issued basis, and may invest in variable or floating rate obligations.

For temporary defensive purposes during periods when the Adviser determines that the market conditions warrant, the Fixed Income Portfolio may invest up to 100% of its net assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings & loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated A-1 by S&P and Prime-1 by Moody's; repurchase agreements involving any of the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments) and may hold a portion of its assets in cash.

The Fixed Income Portfolio expects to maintain a dollar-weighted average portfolio maturity of five to ten years.

SMALL CAP VALUE PORTFOLIO

Under normal market conditions, the Small Cap Value Portfolio invests at least 75% and up to 100% of its total assets in a diversified portfolio of equity securities of U.S. issuers that have market capitalizations of $750 million or less at the time of purchase, including common stocks, warrants and rights to subscribe to common stocks, equity interests issued by real estate investment trusts ("REITs") and both debt securities and preferred stocks convertible into common stocks. The Small Cap Value Portfolio may invest in such convertible debt securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service, Inc. ("Moody's") or unrated securities of comparable quality as determined by Clover Capital Management, Inc. (the "Adviser"). In addition, the Small Cap Value Portfolio may invest in securities rated D by S&P. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

11

The Adviser employs database screening techniques to search the universe of domestic public companies for stocks trading in the bottom 20% of valuation parameters such as stock price-to-book value, price-to-cash flow, price-to-earnings and price-to-sales. From these stocks the Adviser selects a diversified group of securities for investment by utilizing additional screening and selection strategies to identify the companies that the Adviser believes are more financially stable. In addition, the Portfolio may include holdings in issuers that may not have been identified during the initial screening process but that the Adviser has identified using its value oriented fundamental research techniques. In addition, the Portfolio may invest up to 10% of its net assets in American Depositary Receipts ("ADRs").

All of the equity securities (including ADRs) in which the Portfolio invests are traded on registered exchanges or the over-the-counter market in the United States.

Any remaining assets may be invested in (i) the equity securities described above of U.S. issuers that have market capitalizations exceeding $750 million at the time of purchase, and (ii) money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated A-1 by S&P or Prime-1 by Moody's; repurchase agreements involving such securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments. In addition, the Portfolio may invest up to 15% of its net assets in illiquid securities, although it has no present intention to do so.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in the money market instruments described above or in cash.

RISK FACTORS

EQUITY SECURITIES--Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities, such as warrants or convertible debt, convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Portfolio invests will cause the net asset value of that Portfolio to fluctuate. An investment in the Equity Value Portfolio may therefore be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Small Cap Value Portfolio invests in the securities of smaller companies. Investments in small capitalization companies involves greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability, may be less liquid, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the value of the shares of the Portfolio can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

12
FIXED INCOME SECURITIES--The market value of the fixed income investments in which each Portfolio may invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect each Portfolio's net asset value. Each Portfolio may invest in securities rated in the fourth highest category by S&P or Moody's; such securities, while still investment grade, are considered to have speculative characteristics.

Securities below investment grade are high risk, high yield securities known as "junk bonds"; such securities involve greater risk of default or price declines than investments in investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. These factors may limit each Portfolio's ability to sell such securities at their fair market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security. For these reasons, it is each Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Adviser's own independent and ongoing review of credit quality.

SECURITIES OF FOREIGN ISSUERS--Securities of foreign issuers are subject to investment risks that differ that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

MORTGAGE-BACKED SECURITIES--The mortgage-backed securities ("MBSs") in which the Fixed Income Portfolio may invest are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying MBSs can be expected to accelerate. When the MBSs held by the Fixed Income Portfolio are prepaid, the Fixed Income Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield on the prepaid MBS.

REITs--The value of interests in REITs may be affected by changes in (i) the value of the property owned, (ii) the quality of the mortgages held by the trust, and (iii) interest rates.

GOVERNMENT SECURITIES--Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which the Fixed Income Portfolio invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fixed Income Portfolio.

13
For a description of certain permitted investments, see "Description of Permitted Investments and Risk Factors" and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objectives and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of each Portfolio. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares.

NO PORTFOLIO MAY:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) in the case of the Fixed Income and Small Cap Value Portfolios, supranational entities will be considered to be a separate industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets.

The foregoing percentages apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISER

Clover Capital Management, Inc. is a professional investment management firm founded in 1984 by Michael Edward Jones and Geoffrey Harold Rosenberger, who are Managing Directors of the Adviser and control all of the Adviser's outstanding voting stock. As of December 31, 1995, the Adviser had discretionary management authority with respect to approximately $1.497 billion of assets. The principal business address of the Adviser is 11 Tobey Village Office Park, Pittsford, New York 14534.

The Adviser serves as each Portfolio's investment adviser under an investment advisory agreement (the "Advisory Agreement") with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Portfolio and continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund. In addition to advising

14
the Portfolios, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

The Equity Value Portfolio has been managed by a committee led by Michael E. Jones and Paul W. Spindler. For the past 5 years, Mr. Jones has been Managing Director for the Adviser. For the past 5 years Mr. Spindler has been a Vice President of Investments for the Adviser.

The Fixed Income Portfolio has been managed by a committee led by Richard J. Huxley and Paul W. Spindler. For the past five years Richard Huxley has been the Executive Vice President and Fixed Income Manager for the Adviser. For the past 5 years Paul Spindler has been a Vice President of Investments for the Adviser.

The Small Cap Value Portfolio has, since its inception, been managed by a committee of research professionals led by Michael E. Jones, CFA, and Lawrence Creatura. Mr. Jones is a co-founder of the Adviser and for the past five years has been the Managing Director of the Adviser. For the past two years Mr. Creatura has been a Vice President for Investments for the Adviser. For the previous three years he was a Laser Systems Engineer/Researcher for Laser Surge, Inc.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74%, .85% and .45% of the average daily net assets of the Equity Value, Fixed Income Portfolios, and Small Cap Value, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fees and/or to reimburse Portfolio expenses in order to limit total operating expenses of the Equity Value and Fixed Income Portfolios to an annual rate of not more than 1.20% and .80%, respectively, of average daily net assets when net assets are below $20 million and to not more than 1.10% and .75%, respectively, when net assets are $20 million or more and to limit total operating expenses of the Small Cap Value Fund to 1.40% of the Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and any reimbursement at any time. For the fiscal year ended October 31, 1995, the Adviser received a fee (after partial fee waivers) equal to .63% of the Equity Value Portfolio's average daily net assets and waived all fees due it from the Fixed Income Portfolio.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee from each Portfolio, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Portfolio. However, each Portfolio pays the Administrator a minimum annual fee of $50,000. The administration fee rate each Portfolio pays will decline to an annual rate of
 .20% of the Portfolio's average daily net assets at net asset levels of $25 million and above.

The Administrator also serves as shareholder servicing agent for each Portfolio under a shareholder servicing agreement with the Fund.

15

THE TRANSFER AGENT

DST Systems Inc., 210 West 10th Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI, serves as the Fund's distributor pursuant to a distribution agreement. The Distributor does not receive compensation for distribution services for the shares of any Portfolio.

PORTFOLIO TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of investment securities for each Portfolio and directs the Adviser to seek to obtain the best net results. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to each Portfolio's public offering price.

The Adviser may, consistent with the interests of the Equity Value Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

Each Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation.

Because shares of each Portfolio are not marketed through intermediary broker-dealers, it is not each Portfolio's practice to allocate brokerage or effect principal transactions with the broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who refer clients to each Portfolio.

Some securities considered for investment by a Portfolio may also be appropriate for other accounts and/or clients served by that Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and another of the Adviser's accounts and/or clients are considered at or about the same time, transactions in such securities will be allocated among the Portfolio and the other accounts and/or clients in a manner deemed equitable by the Adviser.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of either Portfolio directly through the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009 by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may

16
wish to place orders by mail. Purchases and redemptions of shares of a Portfolio may be made on any Business Day. Shares of a Portfolio are offered only to residents of states in which such shares are eligible for purchase.

The minimum initial investment in either of the Portfolios is $2,000, and subsequent purchases must be at least $100. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through each Portfolio's Systematic Investment Plan must be at least $100.


PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the appropriate Portfolio) for $2,000 or more, together with a completed Account Application to the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of a Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7052-396-5; Further Credit: (Name of the appropriate Portfolio. The shareholder's name and account number must be specified in the wire.)

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419009, Kansas City, Missouri 64141-6009.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment by check or readily available funds before 4:00 p.m., Eastern time. The purchase price of shares of a Portfolio is that Portfolio's net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of either Portfolio.

If a check received for the purchase of shares does not clear, the purchase will be cancelled, and the investor could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Portfolio or its shareholders to accept such order.

Shares of each Portfolio may be purchased in exchange for securities to be included in that Portfolio, subject to the Adviser's or Administrator's determination that these securities are

17
acceptable. Securities accepted in such an exchange will be valued at their market value. All accrued interest and subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of that Portfolio and must be delivered by the shareholder to that Portfolio upon receipt from the issuer.

The Adviser or Administrator will not accept securities in exchange for Portfolio shares unless (1) such securities are appropriate for the Portfolio at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) prices are available from an independent pricing service approved by the Fund's Board of Trustees.

SYSTEMATIC INVESTMENT PLAN--A shareholder may also arrange for periodic additional investments in a Portfolio through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $100 per month. An Account Application form may be obtained by calling 1-800-932-7781.

EXCHANGES

Shareholders of one Portfolio may exchange their shares for shares of each other Portfolio. Exchanges are made at net asset value. An exchange is considered a sale of shares and will result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Portfolio before any exchange will be effected, and the exchange privilege may be exercised only in those states where shares of the new Portfolio may legally be sold. If the Transfer Agent receives exchange instructions in writing or by telephone (an "Exchange Request") in good order by 4:00 p.m., Eastern time, on any Business Day, the exchange will be effected that day. The liability of the Fund or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Fund reserves the right to modify or terminate this exchange offer on 60 days' notice.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of that Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 or more days from the date of purchase. Shareholders may not close their accounts by telephone; redemption or exchange orders closing an account must be sent in writing to the Transfer Agent.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount

18
of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

SYSTEMATIC WITHDRAWAL PLAN--Each Portfolio offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $2,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-932-7781.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of the redemption or exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

The net asset value per share of a Portfolio is determined by dividing the total market value of that Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day. Each Portfolio will use a pricing service to provide market quotations. The pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments relating to a specific security.


PERFORMANCE

From time to time, a Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

19
The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Additional performance information regarding each Portfolio is set forth in the 1995 Annual Report to Shareholders, available upon request and without charge by calling 1-800-932-7781.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIOS:

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). So long as a Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

20

TAX STATUS OF DISTRIBUTIONS:

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. Dividends of the Fixed Income Portfolio are not expected to qualify. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Portfolio (such as STRIPS, defined in "Description of Permitted Investments and Risk Factors") are sold with original issue discount and thus do not make periodic cash interest payments. For a further description of such securities, see "Description of Permitted Investments and Risk Factors" below. Each Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided certain state-specific conditions are satisfied. A Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular state.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale, exchange or redemption of a Portfolio's shares is a taxable event to the shareholder.

Income derived by a Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. A Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

THE FUND

The Fund, an open-end investment management company that offers shares of diversified portfolios, was organized under Massachusetts law as a business trust under a Declaration of

21
Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

Each Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Each Portfolio's expense ratios are disclosed under "Financial Highlights."


TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semiannually and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or directed to 1-800-932-7781. Purchase, redemption and exchange orders should be placed with the Transfer Agent at the same address or by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (excluding capital gain) of the Equity Value Portfolio is distributed in the form of dividends to shareholders of record on the last Business Day of each quarter. The Fixed Income Portfolio declares dividends of substantially all of its net investment income (exclusive of capital gain) daily and distributes such dividends on the first Business Day of each month. Shares of the Fixed Income Portfolio purchased begin earning dividends on the Business Day following receipt of payment by the Transfer Agent. Normally, this will occur within two Business Days after an order is effective. If any capital gain is realized for either Portfolio, substantially all of it will be distributed at least annually.

22

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfer.

Dividends and other distributions of a Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P. O. Box 7618, Philadelphia, Pennsylvania 19101 acts as custodian (the "Custodian") of each Portfolio. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of certain permitted investments and risk factors for the Portfolios:

AMERICAN DEPOSITARY RECEIPTS ("ADRs")--ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas, an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES--Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may

23
be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

MONEY MARKET INSTRUMENTS--

Bankers' Acceptances--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Certificates of Deposit--Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial Paper--Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

Investment Companies--The Portfolios may purchase shares of other investment companies that invest solely in money market instruments as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, the Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, a Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolio's assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by the investing Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

Repurchase Agreements--Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed

24
upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. Each Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. Each Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Time Deposits--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. Government Agencies--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. Treasury Obligations--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

MORTGAGE BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and

25
the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA also each guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from

26
a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

REITs--REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. A shareholder in the Portfolio should realize that by investing in REITs indirectly through the Portfolio, he or she will bear not only his or her proportionate share of the expenses of the Portfolio, but also indirectly, similar expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio.

U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by

27
the full faith and credit of the U.S. Treasury (e.g., GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., FNMA). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Summary....................................................................    2
Expense Summary............................................................    4
Financial Highlights.......................................................    6
The Fund and the Portfolios................................................    8
Investment Objectives......................................................    8
Investment Policies........................................................    8
Risk Factors...............................................................   11
Investment Limitations.....................................................   13
The Adviser................................................................   13
The Administrator..........................................................   14
The Transfer Agent.........................................................   15
The Distributor............................................................   15
Portfolio Transactions.....................................................   15
Purchase and Redemption of Shares..........................................   15
Performance................................................................   18
Taxes......................................................................   19
General Information........................................................   20
Description of Permitted Investments and Risk Factors......................   22

FUND:
THE ADVISORS' INNER CIRCLE FUND

PORTFOLIOS:
CLOVER CAPITAL EQUITY VALUE FUND
CLOVER CAPITAL FIXED INCOME FUND
CLOVER CAPITAL SMALL CAP VALUE FUND

ADVISER:
CLOVER CAPITAL MANAGEMENT, INC.

DISTRIBUTOR:
SEI FINANCIAL SERVICES COMPANY

ADMINISTRATOR:
SEI FINANCIAL MANAGEMENT CORPORATION

LEGAL COUNSEL:
MORGAN, LEWIS & BOCKIUS LLP

INDEPENDENT PUBLIC ACCOUNTANTS:
ARTHUR ANDERSEN LLP

FEBRUARY 28, 1996

                                     Fund:
                        THE ADVISORS' INNER CIRCLE FUND

                                  Portfolios:
                        CLOVER CAPITAL EQUITY VALUE FUND
                        CLOVER CAPITAL FIXED INCOME FUND
                      CLOVER CAPITAL SMALL CAP VALUE FUND

                              Investment Adviser:
                        CLOVER CAPITAL MANAGEMENT, INC.

This Statement of Additional Information is not a prospectus and relates only to the Clover Capital Equity Value Fund (the "Equity Value Portfolio"), Clover Capital Small Cap Value Fund (the "Small Cap Value Fund") and Clover Capital Fixed Income Fund (the "Fixed Income Portfolio") (each a "Portfolio" and collectively, the "Portfolios"). It is intended to provide additional information regarding the activities and operations of The Advisor's Inner Circle Fund (the "Fund") and the Portfolios and should be read in conjunction with the Portfolios' prospectus dated February 28, 1996. Prospectuses for the Portfolios may be obtained by calling 1-800-932-7781.


                               TABLE OF CONTENTS

THE FUND............................................................   S - 2
DESCRIPTION OF PERMITTED INVESTMENTS................................   S - 2
INVESTMENT LIMITATIONS..............................................   S - 6
THE ADVISER.........................................................  S - 10
THE ADMINISTRATOR...................................................  S - 11
THE DISTRIBUTOR.....................................................  S - 12
TRUSTEES AND OFFICERS OF THE FUND...................................  S - 12
COMPUTATION OF YIELD AND TOTAL RETURN...............................  S - 15
PURCHASE AND REDEMPTION OF SHARES...................................  S - 16
DETERMINATION OF NET ASSET VALUE....................................  S - 16
TAXES...............................................................  S - 17
PORTFOLIO TRANSACTIONS..............................................  S - 18
DESCRIPTION OF SHARES...............................................  S - 21
SHAREHOLDER LIABILITY...............................................  S - 21
LIMITATION OF TRUSTEES' LIABILITY...................................  S - 21
5% SHAREHOLDERS.....................................................  S - 22
EXPERTS.............................................................  S - 22
FINANCIAL STATEMENTS................................................  S - 22
APPENDIX............................................................   A - 1

February 28, 1996

THE FUND

This Statement of Additional Information relates only to the Clover Capital Equity Value Fund (the "Equity Value Portfolio"), Clover Capital Small Cap Value Fund (the "Small Cap Value Portfolio") and Clover Capital Fixed Income Fund (the "Fixed Income Portfolio") (each a "Portfolio"). Each Portfolio is a separate series of The Advisors' Inner Circle Fund (the "Fund"), an open-end investment management company that offers shares of diversified portfolios, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares").
Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolios.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fixed Income Portfolio may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Fixed Income Portfolio may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the top two categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Fixed Income Portfolio may invest in securities secured by asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

The Fixed Income and Small Cap Value Portfolios may also invest in real estate investment trusts ("REITs"), which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in the Portfolio should realize that by investing in REITs indirectly through the Portfolio, he or she will bear not only his or her proportionate share of the expenses of the Portfolio, but also indirectly, similar expenses of underlying REITs.

A Portfolio may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Certain of the investments of the Portfolios may include U.S. Government agency securities. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and the United States Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA), others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality (e.g., FNMA). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity, there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Certain of the investments of the Portfolios may include bankers' acceptances which are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certain of the investments of the Portfolios may include certificates of deposit which are negotiable interest bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

Certain of the investments of the Portfolios may include time deposits which are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Certain of the investments of the Portfolios may include commercial paper instruments which are unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary generally from a few days to nine months.

The Fixed Income Portfolio may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fixed Income Portfolio. The Adviser will monitor on an ongoing basis the earnings power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Repurchase agreements are agreements by which a person (e.g., a portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or a primary securities dealer, as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Portfolios, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolios could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolios may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolios are treated as an unsecured creditor and are required to return the underlying security to the seller's estate.

The Fixed Income Portfolio may invest in U.S. dollar denominated fixed income securities of foreign issuers which are traded in the United States. In addition, the Equity Value Portfolio may invest in American Depositary Receipts. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fixed Income Portfolio may purchase obligations of supranational agencies. Currently, the Portfolio only intends to invest in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Portfolio which cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

Each Portfolio may not:

1.   Invest in companies for the purpose of exercising control.

2. Make loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, and a Portfolio may enter into repurchase agreements, as described in the Prospectus and in this Statement of Additional Information.

3. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

4. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

5. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

6. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The Equity Value and Fixed Income Funds may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

4. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts, provided that this shall not prevent a Portfolio from investing in readily marketable securities of issuers that can invest in real estate or commodities, institutions that issue mortgages, real estate investment trusts that deal in real estate or interests therein pursuant to a Portfolio's investment objective and policies.

5. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

6. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

The Small Cap Value Fund may not:

1. With respect to 75% of its assets, acquire more than 10% of the voting securities of any one issuer.

2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300% All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above.

4. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts, provided that this shall not prevent a Portfolio from investing in readily marketable securities of issuers that can invest in real estate or commodities, institutions that issue mortgages and real estate investment trusts pursuant to a Portfolio's investment objective and policies.

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Non-Fundamental Policies

In addition to the non-fundamental investment policies described elsewhere in the Prospectus and Statement of Additional Information, the following investment limitations are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

The Equity Value and Fixed Income Funds

1. No Portfolio may write or purchase puts, calls, options or combinations thereof.

2. No Portfolio may invest in warrants except that the Equity Value Portfolio may invest in warrants and other rights to purchase common stocks in an amount not exceeding 5% of the Portfolio's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

3. No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 10% of a portfolio's assets. An illiquid security is a security which cannot be disposed of promptly (within seven days), and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

4. No Portfolio may invest more than 10% of the total assets in securities of issuers which together with any predecessors have a record of less than three years continuous operation.

5. To the extent a Portfolio is registered in the state of California and purchases securities of other investment companies, such purchases shall be limited to shares of money market open-end investment companies and the investment adviser will waive its fee on that portion of the Portfolio's assets placed in such money market open-end investment companies.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

The Small Cap Value Fund

1. The Portfolio may invest in warrants and other rights to purchase common stocks in an amount not exceeding 5% of the Portfolio's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

2. The Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days), and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

3. To the extent the Portfolio is registered in the state of California and purchases securities of other investment companies, such purchases shall be limited to shares of money market open-end investment companies and the investment adviser will waive its fee on that portion of the Portfolio's assets placed in such money market open-end investment companies.

4. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

Except for non-fundamental policy number 2, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

The Fund and Clover Capital Management, Inc. have entered into an advisory agreement dated November 14, 1991 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Portfolio (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Portfolio are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Portfolio to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For the fiscal period ended October 31, 1995, for the Equity Value Portfolio the Adviser was paid $238,624 and waived fees of $39,599 and for the Fixed Income Portfolio the Adviser was paid $0, waived fees of $68,168 and reimbursed expenses of $16,812. For the fiscal period ended October 31, 1994, for the Equity Value Portfolio the Adviser was paid $110,578 and waived fees of $30,260 and for the Fixed Income Portfolio the Adviser was paid $0, waived fees of $38,976 and reimbursed expenses of $17,918. For the fiscal period ended October 31, 1993, the Adviser was paid $50,664 and waived fees of $40,566 in respect of the Equity Value Portfolio and received $0, waived $47,308 in fees due it under the Advisory Agreement and reimbursed Portfolio expenses of $7,653 in respect of the Fixed income Portfolio.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund or, with respect to any Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

THE ADMINISTRATOR

The Fund and SEI Financial Management Corporation (the "Administrator") have entered into an administration agreement dated November 14, 1991 (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party. For the fiscal periods ended October 31, 1995, 1994 and 1993, the Administrator received fees of $73,770, $50,000 and $50,000 for the Equity Value Portfolio and $49,962, $50,000 and $50,000 for the Fixed Income Portfolio, respectively.

The Fund and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FFB Lexicon Funds, First American Investment Funds, Inc., First American Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI, and the Fund are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement"). The Distributor will receive no compensation for distribution of shares of any Portfolio.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 E. Swedesford Road, Wayne, Pennsylvania 19087-1658. Certain officers of the Fund also serve as Trustees and/or officers of The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FFB Lexicon Funds, First American Investment Funds, Inc., First American Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

ROBERT A. NESHER (DOB 08/17/46) - Trustee* - 8 South Street, Kennebunkport, ME 04046. Retired since 1994. Director, Executive Vice President of SEI Corporation, 1986-

1994. Director and Executive Vice President of the Administrator and Distributor, September, 1981-1994.

JOHN T. COONEY (DOB 01/20/27) - Trustee** - 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP, Counsel to SEI, the Fund, the Administrator and Distributor, for the past five years. Director and Secretary of SEI.

FRANK E. MORRIS (DOB 12/30/23) - Trustee** - 105 Walpole Street, Dover, MA 02030. Peter Drucker Professor of Management, Boston College since 1989. President, Federal Reserve Bank of Boston, 1968-1988.

ROBERT A. PATTERSON (DOB 11/05/17) - Trustee** - 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College.

GENE PETERS (DOB 06/03/20) - Trustee** - 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-
1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978.

JAMES M. STOREY (DOB 04/12/31) - Trustee** - Ten Post Office Square South, Boston, MA 02109. Retired since 1993. Formerly, Partner of Dechert Price & Rhoads (law firm).

DAVID G. LEE (DOB 04/16/52) - President, Chief Executive Officer - Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI, the Administrator and the Distributor since 1994. Secretary of the Administrator and the Distributor since 1994.
Vice President and Assistant Secretary of SEI, the Administrator and the Distributor (1992-1994). Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

JEFFREY A. COHEN, CPA (DOB 04/22/61) - Controller, Assistant Secretary - Director, International and Domestic Funds Accounting, SEI Corporation since 1991. Audit Manager, Price Waterhouse prior to 1991.

ROBERT B. CARROLL (DOB 02/26/60) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1994. United States SEC, Division of Investment Management, (1990-1994). Associate, McGuire, Woods, Battle & Boothe (law firm) before 1990.

KATHRYN L. STANTON (DOB 11/19/58) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) (1989-1994).

JOSEPH M. LYDON (DOB 09/27/59) - Vice President, Assistant Secretary - Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Adviser, Dreman Value Management and President of Dreman Financial Services, Inc. prior to 1995.

TODD CIPPERMAN (DOB 02/14/66) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

RICHARD W. GRANT (DOB 10/25/45) - Secretary - 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP (law firm), Counsel to SEI, the Fund, the Administrator and the Distributor for the past five years.

___________________
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees, including compensation and reimbursement for expenses for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal year ended October 31, 1995.

                                                                                                    Total
                                                                                                    Compensation
                                                                                                    From Registrant
                                                                                                    and Fund
                              Aggregate Compensation    Pension or                                  Complex (R) Paid to
                              From Registrant for the   Retirement Benefits      Estimated          Trustees for the
                              Fiscal Year Ended         Accrued as Part of       Annual Benefits    Fiscal Year Ended
Name of Person, Position      October 31, 1995          Fund Expenses            Upon Retirement    October 31, 1995
-----------------------------------------------------------------------------------------------------------------------------
John T. Cooney                $9,429.84                 N/A                      N/A                $9,429.84 for
                                                                                                    services on
                                                                                                    1 board
-----------------------------------------------------------------------------------------------------------------------------
Frank E. Morris               $9,429.84                 N/A                      N/A                $9,429.84 for
                                                                                                    services on
                                                                                                    1 board
-----------------------------------------------------------------------------------------------------------------------------
Robert Patterson              $9,429.84                 N/A                      N/A                $9,429.84 for
                                                                                                    services on
                                                                                                    1 board
-----------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters              $9,429.84                 N/A                      N/A                $9,429.84 for
                                                                                                    services on
                                                                                                    1 board
-----------------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq.         $9,429.84                 N/A                      N/A                $9,429.94 for
                                                                                                    services on
                                                                                                    1 board
-----------------------------------------------------------------------------------------------------------------------------
William M. Doran, Esq         $0                        N/A                      N/A                $0 for
                                                                                                    services on
                                                                                                    1 board
-----------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher              $0                        N/A                      N/A                $0 for
                                                                                                    services on
                                                                                                    1 board
=============================================================================================================================

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Fund may advertise yield and total return of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)/6/-1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1995, yields were 1.50% for the Equity Value Portfolio, and 5.89% for the Fixed Income Portfolio, respectively.

The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1995 and for the period from December 6, 1991 (commencement of operations) through October 31, 1995, the total return was 21.25% and 15.29% for the Equity Value Portfolio and 15.27% and 8.28% for the Fixed Income Portfolio, respectively.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Shares of each Portfolio are offered on a continuous basis.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of any Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Portfolio are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the "Code" and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls or which are engaged in the same, similar or related trades or business.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of a Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Portfolio that such shareholder is not subject to backup withholding.

If any Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

State Taxes

No Portfolio is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Portfolios have no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities.
Subject to policies established by the Trustees of the Fund, the Adviser is responsible for placing the orders to execute transactions for the Portfolios. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolios will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of a Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Portfolio. For the fiscal year ended October 31, 1995, the Equity Value and Fixed Income Portfolios directed no transactions to broker-dealers for research services. For the fiscal year ended October 31, 1994 the Equity Value Portfolio directed transactions amounting to $13,466,242 to broker-dealers for research services, and paid commissions of $40,782 on those transactions. For the fiscal year ended October 31, 1994, the Fixed Income Portfolio directed no transactions to broker-dealers for research services.

It is expected that the Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolios for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. For the fiscal years October 31, 1993, 1994 and 1995, the Equity Value Fund paid the Distributor brokerage commissions in the aggregate amount of $1,134, $0 and $2,512. For the fiscal year ended October 31, 1995, the commission the Equity Value Fund paid to the Distributor represented 2% of the aggregate brokerage commissions which were paid on transactions that represented 55% of the aggregate dollar amount of transactions that incurred commissions paid by that Portfolio during such period. Aggregate brokerage commissions paid by the Equity Value Fund for the fiscal years ended October 31, 1993, 1994 and 1995 were $41,664, $46,917 and $136,995, respectively. For the fiscal years ended October 31, 1993, 1994 and 1995, the Fixed Income Fund paid the Distributor brokerage commissions in the aggregate amount of $0, $0 and $411. For the fiscal year ended October 31, 1995, the commission the Fixed Income Fund paid to the Distributor represented 100% of the aggregate brokerage commissions which were paid on transactions that represented 42% of the aggregate dollar amount of transactions that incurred commissions paid by that Portfolio during such period. Aggregate brokerage commissions paid by the Fixed Income Fund for the fiscal years ended October 31, 1993, 1994 and 1995 were $0, $0 and $411, respectively.

Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolios' shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended October 31, 1994 and 1995, the portfolio turnover rate for each of the Portfolios was as follows:


===========================================================================
                                                    TURNOVER RATE
                                           --------------------------------
       PORTFOLIO                                  1994            1995
---------------------------------------------------------------------------
Equity Value Portfolio                           58.44%          84.76%
---------------------------------------------------------------------------
Fixed Income Portfolio                           11.11%          35.84%
===========================================================================

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS

As of February 5, 1996, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the Portfolios.

Clover Capital Fixed Income Fund.

Shareholder                        Number of Shares   %

Clover Capital Management Inc.  119,745.002         7.39%
Employee 401(k) Savings and
Deferred Profit Sharing Plan
11 Tobey Village Office Park
Pittsford, NY  14534

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualities as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by S&P and Moody's, respectively.

Commercial paper rated A-1 by S&P is regarded by S&P as having the greatest capacity for timely payment. Ratings are further refined by the use of a plus sign to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong safety characteristics." Those rated A-1 reflect a "strong" degree of safety regarding timely payment.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
Clover Capital Equity Value Fund and
Clover Capital Fixed Income Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Clover Capital Equity Value Fund and Clover Capital Fixed Income Fund (two of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clover Capital Equity Value Fund and Clover Capital Fixed Income Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                         Market
                                                                          Value
CLOVER CAPITAL EQUITY VALUE FUND                                 Shares   (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 73.7%
 AIR TRANSPORTATION -- 3.2%
  United Air Lines Par $0.01*...................................   9,400 $ 1,653
                                                                         -------
 BAKERY PRODUCTS -- 5.4%
  Interstate Bakeries...........................................  50,000   1,069
  United Biscuits Holdings ADR.................................. 400,000   1,724
                                                                         -------
                                                                           2,793
                                                                         -------
 CHEMICALS -- 2.6%
  Fuller H.B....................................................   5,000     158
  OM Group......................................................  40,000   1,160
                                                                         -------
                                                                           1,318
                                                                         -------
 COMMUNICATIONS EQUIPMENT -- 2.8%
  California Microwave*.........................................  65,000   1,430
                                                                         -------
 COMPUTERS & SERVICES -- 11.8%
  Gtech Holdings*...............................................  50,000   1,225
  Marcam*....................................................... 135,100   2,026
  Policy Management Systems*....................................  19,000     895
  Sungard Data Systems*.........................................  70,600   1,942
                                                                         -------
                                                                           6,088
                                                                         -------
 ELECTRICAL SERVICES -- 3.4%
  Sierra Pacific Resources......................................  75,000   1,753
                                                                         -------
 ENTERTAINMENT -- 5.7%
  King World Productions*.......................................  85,000   2,964
                                                                         -------
 MACHINERY -- 0.7%
  Binks Manufacturing...........................................  15,104     372
                                                                         -------
 MEDICAL PRODUCTS & SERVICES -- 12.4%
  Caremark International........................................ 155,000   3,197
  Horizon/CMS Healthcare*.......................................  53,970   1,094
  Salick Health Care*...........................................  27,500   1,000
  Tenet Healthcare*.............................................  61,000   1,090
                                                                         -------
                                                                           6,381
                                                                         -------
 MISCELLANEOUS BUSINESS SERVICES -- 1.7%
  Advo Systems..................................................  16,400     418
  Ideon Group...................................................  50,000     444
                                                                         -------
                                                                             862
                                                                         -------
 PHARMACEUTICALS -- 1.0%
  Mallinckrodt Group............................................  15,000     521
                                                                         -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                              Shares/Face Market
                                                                Amount     Value
CLOVER CAPITAL EQUITY VALUE FUND (Continued)                     (000)     (000)
---------------------------------------------------------------------------------
COMMON STOCK (Concluded)
 PRINTING & PUBLISHING -- 1.8%
  American Greetings.........................................    30,000   $   945
                                                                          -------
 RETAIL -- 13.9%
  Cash America International.................................   125,000       641
  Kroger*....................................................    50,000     1,669
  Melville...................................................    60,000     1,918
  Pier 1 Imports.............................................    89,250       859
  Service Merchandise*.......................................   200,000     1,075
  TJX........................................................    75,000     1,013
                                                                          -------
                                                                            7,175
                                                                          -------
 RUBBER & PLASTIC -- 3.2%
  Hanna (M.A.)...............................................    65,000     1,666
                                                                          -------
 SEMI-CONDUCTORS/INSTRUMENTS -- 4.1%
  Amphenol*..................................................    75,000     1,622
  IEC Electronics*...........................................    54,500       497
                                                                          -------
                                                                            2,119
                                                                          -------
TOTAL COMMON STOCK (Cost $34,051,501)........................              38,040
                                                                          -------
U. S. GOVERNMENT FLOATING RATE AGENCIES -- 6.7%
 FHLB
  4.373%, 02/14/97 (coupon indexed to the one month 11th Dis-
   trict COFI minus .76%) (A)................................   $ 1,000       975
  5.740%, 02/14/97 (coupon indexed to the three month T-bill
   plus .15%) (A)............................................     1,000       998
 FNMA
  5.55%, 06/02/99 (A)........................................     1,500     1,485
                                                                          -------
TOTAL U. S. GOVERNMENT FLOATING RATE AGENCIES
 (Cost $3,466,408)...........................................               3,458
                                                                          -------
REAL ESTATE INVESTMENT TRUST -- 4.3%
 Manufactured Home Communities...............................        75     1,238
 Meditrust...................................................         9       312
 Storage Equities Pfd Convertible to 1.6835 shares...........        22       670
                                                                          -------
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,045,000).........               2,220
                                                                          -------
CORPORATE OBLIGATIONS -- 2.8%
 Canandiagua Wine
  8.750%, 12/15/03...........................................       500       498
 Service Merchandise Callable 12/15/97 @ 104.50
  9.000%, 12/15/04...........................................     1,163       947
                                                                          -------
TOTAL CORPORATE OBLIGATIONS (Cost $1,449,174)................               1,445
                                                                          -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                Face   Market
                                                               Amount   Value
CLOVER CAPITAL EQUITY VALUE FUND (Concluded)                    (000)   (000)
-------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 2.1%
 Meditrust Convertible to 27.6396 Shares per 1,000
  7.500%, 03/01/01............................................ $   600 $   608
 Pier 1 Imports Convertible to 87.4891 Shares per 1,000
  6.875%, 04/01/02............................................     463     472
                                                                       -------
TOTAL CONVERTIBLE BONDS (Cost $1,008,777).....................           1,080
                                                                       -------
U. S. TREASURY OBLIGATIONS -- 1.9%
 U. S. Treasury Bill
  11/24/95....................................................   1,000     997
                                                                       -------
TOTAL U. S. TREASURY OBLIGATIONS
 (Cost $996,576)..............................................             997
                                                                       -------
REPURCHASE AGREEMENT -- 11.0%
 Lehman Securities 5.54%, dated 10/31/95, matures 11/01/95,
  repurchase price $5,691,288.33 (collateralized by U.S.
  Treasury Note, par value $5,630,395, 7.50%, matures
  01/31/97: market value $5,860,888.72).......................           5,691
                                                                       -------
TOTAL REPURCHASE AGREEMENT (Cost $5,691,288)..................           5,691
                                                                       -------
TOTAL INVESTMENTS -- 102.5% (Cost $48,708,724)................          52,931
                                                                       -------
OTHER ASSETS AND LIABILITIES -- (2.5%)
 Other Assets and Liabilities, Net............................          (1,284)
                                                                       -------
NET ASSETS:
 Portfolio shares (unlimited authorization--no par value)
  based on 3,377,737 outstanding shares of beneficial
  interest....................................................          43,080
 Undistributed net investment income..........................              97
 Accumulated net realized gain on investments.................           4,248
 Net unrealized appreciation on investments...................           4,222
                                                                       -------
TOTAL NET ASSETS: -- 100.0%...................................         $51,647
                                                                       =======
 Net Asset Value, Offering Price and Redemption Price Per
  Share.......................................................         $ 15.29
                                                                       =======

*Non-income producing security
ADR--American Depository Receipt
FHLB--Federal Home Loan Bank
FNMA--Federal National Mortgage Association
(A) Variable rate security -- The rate reflected on the Statement of Net Assets is the rate in effect at October 31, 1995.

    The accompanying notes are an integral part of the financial statments.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                  Face  Market
                                                                 Amount  Value
CLOVER CAPITAL FIXED INCOME FUND                                 (000)   (000)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 38.3%
 Bass America
  6.750%, 08/01/99..............................................  $450  $   457
 Canandiagua Wine
  8.750%, 12/15/03..............................................   600      599
 Commonwealth Edison
  5.750%, 11/01/96..............................................   400      399
 CSX
  8.400%, 08/01/96..............................................   250      254
 Dayton Hudson
  7.500%, 03/01/99..............................................   500      516
 Florida Power & Light
  5.500%, 07/01/99..............................................   500      492
 General Motors Acceptance
  7.750%, 01/15/99..............................................   400      417
 Grand Metro Investment
  6.500%, 09/15/99..............................................   250      253
 Masco
  9.000%, 04/15/96..............................................   300      304
  6.125%, 09/15/03..............................................   200      192
 Mattel
  6.750%, 05/15/00..............................................   350      354
 Northern Illinois Gas
  5.875%, 05/01/00..............................................   400      393
 Private Export Funding
  6.620%, 10/01/05..............................................   250      254
 Service Merchandise
  9.000%, 12/15/04 callable 12/15/97 @ 104.50...................   600      488
 Union Electric
  5.500%, 03/01/97..............................................   250      248
                                                                        -------
TOTAL CORPORATE OBLIGATIONS (Cost $5,565,520)...................          5,620
                                                                        -------
U. S. TREASURY OBLIGATIONS -- 29.4%
 U. S. Treasury Bonds
  9.375%, 02/15/06..............................................   400      500
  7.500%, 11/15/16..............................................   550      619
  8.000%, 11/15/21..............................................   250      299
 U. S. Treasury Notes
  6.875%, 07/31/99..............................................   500      518
  7.500%, 10/31/99..............................................   250      265
  7.500%, 11/15/01..............................................   500      541
  7.500%, 05/15/02..............................................   500      543
  7.250%, 05/15/04..............................................   650      703
  7.500%, 02/15/05..............................................   300      331
                                                                        -------
TOTAL U. S. TREASURY OBLIGATIONS (Cost $4,061,639)..............          4,319
                                                                        -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                  Face  Market
                                                                 Amount  Value
CLOVER CAPITAL FIXED INCOME FUND (Continued)                     (000)   (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.0%
 FHLB
  4.373%, 02/14/97 (coupon indexed to the one month 11th
   District COFI minus .76%) (A)................................  $250  $   244
 FHLMC CMO Pool #1546-H
  7.000%, 12/15/22..............................................   390      387
 FHLMC Pool #252641
  8.000%, 07/01/07..............................................   115      117
 FHLMC Pool #277449
  8.500%, 09/01/09..............................................   108      112
 FNMA CMO-Remic 1993-95 Pe
  6.500%, 10/25/07..............................................   750      750
 FNMA MTN
  6.250%, 01/14/04..............................................   250      243
 FNMA Pool #G93-21-Remic
  6.600%, 11/25/07..............................................   184      181
 GNMA Pool #013125
  8.000%, 10/15/06..............................................    43       45
 GNMA Pool #187899
  8.000%, 05/15/17..............................................   293      302
 GNMA Pool #196477
  10.000%, 04/15/10.............................................   141      151
 GNMA Pool #202886
  8.000%, 03/15/17..............................................   293      302
 GNMA Pool #221235
  8.500%, 07/15/17..............................................   103      107
                                                                        -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,932,775)......          2,941
                                                                        -------
CONVERTIBLE BONDS -- 6.0%
 Meditrust Convertible to 27.6396 Shares
  7.500%, 03/01/01..............................................   570      577
 Pier 1 Imports Convertible to 83.33 Shares
  6.875%, 04/01/02..............................................   300      306
                                                                        -------
TOTAL CONVERTIBLE BONDS (Cost $870,725).........................            883
                                                                        -------
REPURCHASE AGREEMENT -- 5.5%
 Lehman Brothers Securities 5.54% dated 10/31/95, matures
  11/01/95, repurchase price $810,309.12 (collateralized by U.S.
  Treasury Note, par value $818,927.31, 6.625%, matures
  03/31/97: market value $834,456.33)...........................            810
                                                                        -------
TOTAL REPURCHASE AGREEMENT (Cost $810,309)......................            810
                                                                        -------
TOTAL INVESTMENTS -- 99.2% (Cost $14,240,968)...................         14,573
                                                                        -------
OTHER ASSETS AND LIABILITIES -- 0.8%
 Other Assets and Liabilities, Net..............................            112
                                                                        -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                  Face  Market
                                                                 Amount  Value
CLOVER CAPITAL FIXED INCOME FUND (Concluded)                     (000)   (000)
-------------------------------------------------------------------------------
NET ASSETS:
 Portfolio shares (unlimited authorization -- no par value)
  based on 1,484,660 outstanding shares of beneficial interest..        $14,277
 Accumulated net realized gain on investments...................             76
 Net unrealized appreciation on investments.....................            332
                                                                        -------
TOTAL NET ASSETS: (100.0%)......................................        $14,685
                                                                        -------
 Net Asset Value, Offering Price and Redemption Price Per
  Share.........................................................        $  9.89
                                                                        =======

CMO -- Collateralized Mortgage Obligation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit
(A) Variable rate securities -- The rate reflected on the Statement of Net Assets is the rate in effect as of October 31, 1995.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

For the year ending October 31, 1995

                                                   CLOVER CAPITAL CLOVER CAPITAL
                                                    EQUITY VALUE   FIXED INCOME
                                                        FUND           FUND
                                                   -------------- --------------
                                                      11/01/94       11/01/94
                                                    TO 10/31/95    TO 10/31/95
                                                       (000)          (000)
--------------------------------------------------------------------------------
Investment Income:
 Dividend Income.................................      $  459         $  --
 Interest Income.................................         641            791
--------------------------------------------------------------------------------
  Total Investment Income........................       1,100            791
--------------------------------------------------------------------------------
Expenses:
 Administrator Fees..............................          74             50
 Investment Advisory Fees........................         278             51
 Investment Advisory Fee Waiver..................         (40)           (51)
 Contributions by Adviser........................        --              (17)
 Custodian Fees..................................           6              5
 Transfer Agent Fees.............................          42             18
 Professional Fees...............................          23             17
 Trustee Fees....................................           4              3
 Registration Fees...............................          12              6
 Printing Fees...................................           7              5
 Pricing Fees....................................           2              1
 Insurance and Other Fees........................           2              1
 Amortization of Deferred Organizational Costs...           4              3
--------------------------------------------------------------------------------
  Total Expenses.................................         414             92
--------------------------------------------------------------------------------
   Net Investment Income.........................         686            699
--------------------------------------------------------------------------------
 Net Realized Gain from Securities Sold..........       4,206             76
 Net Unrealized Appreciation of Investment Secu-
  rities.........................................       1,800            823
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain on Invest-
   ments.........................................       6,006            899
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Opera-
  tions..........................................      $6,692         $1,598
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

For the year ending October 31, 1995

                                    CLOVER CAPITAL          CLOVER CAPITAL
                                     EQUITY VALUE            FIXED INCOME
                                         FUND                    FUND
                                ----------------------- -----------------------
                                 11/01/94    11/01/93    11/01/94    11/01/93
                                TO 10/31/95 TO 10/31/94 TO 10/31/95 TO 10/31/94
                                   (000)       (000)       (000)       (000)
-------------------------------------------------------------------------------
Investment Activities:
 Net Investment Income.........   $   686     $   135     $   699     $   509
 Net Realized Gain on
  Securities Sold..............     4,206       1,834          76          13
 Net Unrealized Appreciation
  (Depreciation) of Investment
  Securities...................     1,800       1,199         823        (824)
-------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Net Assets Resulting from
   Operations..................     6,692       3,168       1,598        (302)
-------------------------------------------------------------------------------
Distributions to Shareholders:
 Net Investment Income.........      (602)       (127)       (696)       (513)
 Capital Gains.................    (1,755)       (266)        (24)       (568)
-------------------------------------------------------------------------------
  Total Distributions..........    (2,357)       (393)       (720)     (1,081)
-------------------------------------------------------------------------------
Capital Share Transactions:
 Shares Issued.................    23,522       8,392       5,633       4,034
 Shares Issued in Lieu of Cash
  Distributions................     2,339         393         588       1,010
 Shares Redeemed...............    (3,798)     (1,381)     (2,176)     (1,865)
-------------------------------------------------------------------------------
 Increase in Net Assets Derived
  from Capital Share
  Transactions.................    22,063       7,404       4,045       3,179
-------------------------------------------------------------------------------
  Total Increase in Net As-
   sets........................    26,398      10,179       4,923       1,796
-------------------------------------------------------------------------------
Net Assets:
 Beginning of Period...........    25,249      15,070       9,762       7,966
-------------------------------------------------------------------------------
 End of Period.................   $51,647     $25,249     $14,685     $ 9,762
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Shares Issued................     1,618         653         583         419
  Issued in Lieu of Cash
   Distributions...............       179          32          62         104
  Redeemed.....................      (257)       (109)       (228)       (189)
-------------------------------------------------------------------------------
 Net Increase in Share
  Transactions.................     1,540         576         417         334
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period

            NET                                                              NET
           ASSET               REALIZED AND   DISTRIBUTIONS DISTRIBUTIONS   ASSET
           VALUE      NET       UNREALIZED      FROM NET        FROM        VALUE
         BEGINNING INVESTMENT GAINS OR LOSSES  INVESTMENT      CAPITAL       END
         OF PERIOD   INCOME    ON SECURITIES     INCOME         GAINS     OF PERIOD
-----------------------------------------------------------------------------------
CLOVER CAPITAL EQUITY VALUE FUND
--------------------------------
 1995     $13.74      0.24          2.46          (0.22)        (0.93)     $15.29
 1994     $11.94      0.08          2.01          (0.08)        (0.21)     $13.74
 1993     $10.45      0.10          1.54          (0.10)        (0.05)     $11.94
 1992(1)  $10.00      0.10          0.44          (0.09)          --       $10.45
CLOVER CAPITAL FIXED INCOME FUND
--------------------------------
 1995     $ 9.14      0.58          0.77          (0.58)        (0.02)     $ 9.89
 1994     $10.85      0.57         (0.92)         (0.57)        (0.79)     $ 9.14
 1993     $10.23      0.61          0.72          (0.61)        (0.10)     $10.85
 1992(1)  $10.00      0.56          0.23          (0.56)          --       $10.23

                                                 THE ADVISORS' INNER CIRCLE FUND

                                                              RATIO
                                               RATIO          OF NET
                                            OF EXPENSES   INCOME (LOSS)
             NET                  RATIO      TO AVERAGE     TO AVERAGE
           ASSETS      RATIO      OF NET     NET ASSETS     NET ASSETS
             END    OF EXPENSES   INCOME     (EXCLUDING     (EXCLUDING   PORTFOLIO
  TOTAL   OF PERIOD TO AVERAGE  TO AVERAGE  WAIVERS AND    WAIVERS AND   TURNOVER
 RETURN     (000)   NET ASSETS  NET ASSETS CONTRIBUTIONS) CONTRIBUTIONS)   RATE
----------------------------------------------------------------------------------
 21.25 %   $51,647     1.10%      1.82%        1.20%          1.72%        84.76%
 17.80 %    25,249     1.14%      0.71%        1.30%          0.55%        58.44%
 15.83 %    15,070     1.18%      0.89%        1.51%          0.56%        82.51%
  5.94 %*    9,005     1.20%*     1.15%*       2.09%*         0.26%*       31.00%
 15.27 %   $14,685     0.80%      6.13%        1.40%          5.53%        35.84%
 (3.54)%     9,762     0.80%      5.88%        1.46%          5.22%        11.11%
 13.40 %     7,966     0.78%      5.62%        1.29%          5.11%        68.61%
  9.05 %*    8,982     0.80%*     6.28%*       1.76%*         5.32%*      113.00%

(1) The Clover Capital Fixed Income Fund and the Clover Capital Equity Value Fund commenced operations on December 6, 1991.
*  Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND

October 31, 1995
1. Organization:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements included herein present those of the Clover Capital Equity Value Fund and the Clover Capital Fixed Income Fund (the "Funds"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

  Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

  Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

  Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of the default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

  Net Asset Value Per Share -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

  Other -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

  Distributions from net investment income are declared quarterly and paid to Shareholders on a quarterly basis for the Equity Value Fund and declared daily and paid monthly for the Fixed Income Fund. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

3. Organization Costs and Transactions with Affiliates:

The Clover Capital Equity Value Fund and the Clover Capital Fixed Income Fund incurred organization costs of approximately $15,000 and $14,000 respectively. These costs have been capitalized by the funds and are being amortized over sixty months commencing with operations. In the event of the initial shares of the fund redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $7,000 per fund for organizational work performed by a law firm of which an officer of the fund is a partner.

Certain officers and trustees of the Trust are also officers of the Administrator and/or SENGI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services for an annual fee of .20% of the average daily net assets of each of the Funds. There is a minimum annual fee of $50,000 per Fund payable to the Administrator for services rendered to the Funds under the Administration Agreement.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995
5. Investment Advisory and Custodian Agreements:

The Trust and Clover Capital Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .74% of the average daily net assets of the Equity Value Fund and .45% of the average daily net assets of the Fixed Income Fund. The Adviser has voluntarily agreed for an indefinite period of time, to waive all or a portion of its fees (and to reimburse the expenses of the Funds) in order to limit operating expenses to not more than 1.20% of the average daily net assets for net assets below $20 million and to not more than 1.10% for net assets of $20 million or more for the Equity Value Fund. Operating expenses for the Fixed Income Fund are limited to not more than .80% of the average daily net assets for net assets below $20 million and to not more than .75% for net assets of $20 million or more. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1995, are as follows:

                                                       EQUITY VALUE FIXED INCOME
                                                           FUND         FUND
                                                          (000)        (000)
                                                       ------------ ------------
Purchases
 Government...........................................   $   997       $2,818
 Other................................................    40,001        3,808
Sales
 Government...........................................   $     0       $  625
 Other................................................    24,985        3,045

At October 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1995, is as follows:

                                                       EQUITY VALUE FIXED INCOME
                                                           FUND         FUND
                                                          (000)        (000)
                                                       ------------ ------------
Aggregate gross unrealized appreciation...............   $ 5,671        $382
Aggregate gross unrealized depreciation...............    (1,449)        (50)
                                                         -------        ----
Net unrealized appreciation...........................   $ 4,222        $332
                                                         =======        ====

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

7. Concentration of Credit Risk:

The Fixed Income Fund invests primarily in fixed income securities which are rated in the top four rating categories by either Moody's Investors Services, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P"), or if not rated, determined by the Adviser to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

The summary of credit quality rating for securities held by the Fund at October 31, 1995 is as follows:

                            S&P                        MOODY'S
                     -------------------        ---------------------
   Bonds:            AAA           55.7%         Aaa            57.4%
                      AA            7.8%          Aa             2.7%
                       A           13.8%           A            18.2%
                     BBB           11.9%         Baa            12.6%
                       B            9.6%           B             9.1%
                      NR            1.2%
                                  ------                       ------
                                  100.0%                       100.0%